EXHIBIT 10.2
                                                                    ------------


                            COMVERSE TECHNOLOGY, INC.
               2005 STOCK INCENTIVE COMPENSATION PLAN (THE "PLAN")

                         DEFERRED STOCK AWARD AGREEMENT





Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Employment Agreement, dated July 14, 2006, between Comverse Technology, Inc. and Raz Alon (the "Employment Agreement").

NAME OF GRANTEE:                Raz Alon ("Grantee")

DATE OF GRANT:                  July 14, 2006

TYPE OF AWARD:                  Deferred Stock Award (this "Award"), each unit
                                representing the right to receive on the terms and conditions of this Agreement and the Plan a share of Common Stock, $0.01 par value per share
                                ("Share"), of Comverse Technology, Inc. (the
                                "Company"), subject to adjustment thereto as provided under this Agreement or at the election of the Company a cash payment in lieu thereof.

TOTAL NUMBER OF DEFERRED        40,000 Deferred Stock Shares.
STOCK AWARDED:

VESTING AND                     This Award shall vest in accordance with Vesting
ACCELERATION OF                 Schedule A set forth below unless, with respect
AWARD:                          to the portion thereof vesting on a particular
                                vesting date, the Grantee's Continuous Service
                                (as defined in the Plan) with the Company, a Subsidiary or a parent company has terminated prior to such vesting date; provided, however, that this Award shall vest in full on an accelerated basis upon the first to occur of any of the following events: (i) death of Grantee;
                                (ii) termination of Grantee's employment as Chief Executive Officer during the Term of
                                Employment due to Disability; (iii) the
                                termination of Grantee's Continuous Service as a director for any reason other than his voluntary resignation or removal for cause under applicable law; or (iv) the termination of Grantee's Continuous Service as a director due to his voluntary resignation in connection with or within one (1) year after a Change of Control; provided, further, however, that without limiting the acceleration contemplated by the immediately preceding proviso, this Award shall vest in accordance with Vesting Schedule
                                B, if during the Term of Employment Grantee's employment as Chief Executive Officer is terminated (x) by the Company other than for Cause or (y) by the Grantee for Good Reason
                                (each date on which this Award shall vest, by acceleration or otherwise, a "Vesting Date").

                                              VESTING SCHEDULE A

                                    VESTING DATE          VESTING PERCENTAGE
                                -------------------    -------------------------
                                April 30, 2007                  80%
                                -------------------    -------------------------
                                April 30, 2008                  15%
                                -------------------    -------------------------
                                Third anniversary of
                                the Date of Grant               5%
                                -------------------    -------------------------

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                                              VESTING SCHEDULE B

                                    VESTING DATE          VESTING PERCENTAGE
                                -------------------    -------------------------
                                Termination of Term
                                of Employment                   25%
                                -------------------    -------------------------
                                April 30, 2007                  55%
                                -------------------    -------------------------
                                April 30, 2008                  15%
                                -------------------    -------------------------
                                Third anniversary of
                                the Date of Grant               5%


CHANGE IN CONTROL               A "Change in Control" shall occur upon:

                                (i) any person, entity or affiliated group becoming the beneficial owner or owners of more than fifty percent (50%) of the outstanding equity securities of the Company, or otherwise becoming entitled to vote shares representing more than fifty percent (50%) of the undiluted total voting power of the Company's then-outstanding securities eligible to vote to elect members of the Board (the "Voting Securities");

                                (ii) a consolidation or merger (in one
                                transaction or a series of related transactions) of the Company pursuant to which the holders of the Company's equity securities immediately prior to such transaction or series of related transactions would not be the holders immediately after such transaction or series of related transactions of more than fifty percent (50%) of the Voting Securities of the entity surviving such transaction or series of related transactions;

                                (iii) the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or


                                (iv) a change in the composition of the Board occurring within a one (1) year period, as a result of which fewer than a majority of the directors are Incumbent Directors.

                                "Incumbent Directors" will mean directors who either (A) are members of the Board as of the Effective Date, or (B) are elected or nominated for election to the Board with the affirmative votes of at least a majority of the Board at the time of such election or nomination.

SETTLEMENT OF AWARD:            Shares in settlement of this Award (or, at the
                                Company's election, cash in lieu of delivery of shares based on the fair market value thereof on the Settlement Date (as defined below)) shall be delivered to Grantee on the Settlement Date.

                                "Settlement Date" means (i) with respect to any portion of this Award vesting on or before April 30, 2007, the earlier of (A) one business day after the first date during 2008 on which the Shares in settlement of this Award are registered pursuant to a registration statement on Form S-8 or any successor form under the Securities Act of 1933, as amended, and no restrictions under applicable law apply to the resale of such Shares following such registration and (B) December 31, 2008, and (ii) with respect to any portion of



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                                this Award vesting after April 30, 2007, the
                                applicable Vesting Date.


DIVIDEND EQUIVALENT RIGHTS      NONE.

TRANSFER RESTRICTIONS           Shares issued in settlement of this Award shall
                                not be subject to any additional transfer restrictions.

REGISTRATION OF SHARES          The Company shall use reasonable best efforts to
                                register under the Securities Act a sufficient number shares of Common Stock to permit delivery to Grantee of all Shares that may be acquired by Grantee upon the settlement of the Deferred
                                Stock Award; provided, however, that the Company shall only be so required to register the Shares on Form S-8 under the Securities Act (or any successor form) and, provided, further, that the Company shall not be required to file a resale prospectus with respect to such Shares to the extent such Shares may be resold pursuant to an exemption from the registration requirements of the Securities Act.

MODIFICATIONS TO
COMPLY WITH                     To the extent applicable, this Agreement shall
SECTION 409A.                   be interpreted in accordance with Section 409A
                                of Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or guidance that may be issued after the date on which a Deferred Stock Award is granted. Without limiting the authority of the Committee under the terms of the Plan to make modifications to the Deferred Stock Award by reason of changes in law or circumstances that would result in any substantial dilution or enlargement of the rights granted to, or available for, Grantee in respect of a Deferred
                                Stock Award or otherwise as a participant in the Plan or which otherwise warrants equitable adjustment to the terms and conditions of the Deferred Stock Award because such event interferes with the operation of the Plan, and notwithstanding any provision of this Agreement to the contrary, in the event that the Committee or an authorized officer of the Company determines that any amounts will be immediately taxable to the Grantee under Section 409A of the Code and related Department of Treasury guidance
                                (or subject the Grantee to a penalty tax) in connection with the grant or vesting of the Deferred Stock Award or any other provision of this Agreement or this or the Plan, the Company may (a) adopt such amendments to the Deferred
                                Stock Award, including amendments to this Agreement (having prospective or retroactive effect), that the Committee or authorized officer determines to be necessary or appropriate to preserve the intended tax treatment of the Deferred Stock Award and/or (b) take such other actions as the Committee or authorized officer determines to be necessary or appropriate to comply with the requirements of
                                Section 409A of the Code and related Department of Treasury guidance, including such Department of Treasury guidance and other interpretive materials as may be issued after the date on which such Deferred Stock Award was awarded.


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By signing your name below, you acknowledge and agree that this Award is governed by the terms and conditions of the Comverse Technology, Inc. 2005 Stock Incentive Compensation Plan and this Agreement ("Agreement").


GRANTEE:                                     COMVERSE TECHNOLOGY, INC.



 /s/  Raz Alon                               By:   /s/ Avi T. Aronovitz
----------------------------                     -------------------------------

Raz Alon                                     Name: Avi T. Aronovitz

                                             Title: Interim Chief Financial
                                                    Officer, Vice President of
                                                    Finance and Treasurer